EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Familymeds Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James A. Bologa, Senior Vice President, Chief Financial Officer and Principal Financial and Accounting Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ James A. Bologa
James A. Bologa Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer) April 16, 2007